UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): November 16, 2021
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
On November 16, 2021, Stem, Inc. (“Stem” or the “Company”) issued a press release announcing its intention to offer, subject to market conditions and other factors, $350 million aggregate principal amount of green Convertible Senior Notes due 2028 (the “Notes”) in a private debt offering (the (“Offering”) pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Offering, Stem expects to grant the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period from, and including, the date when the Notes are first issued, up to an additional $52.5 million aggregate principal amount of the Notes on the same terms and conditions.
The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Notes will be convertible upon the satisfaction of specified conditions into cash, shares of common stock of Stem (“Common Stock”) or a combination thereof, with the form of consideration to be determined at Stem’s election. Neither the Notes nor the Common Stock will be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
In connection with the pricing of the Notes, Stem expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions. The capped call transactions are expected generally to reduce potential dilution to Stem’s common stock upon any conversion of the Notes and/or offset any potential cash payments Stem is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.
The press release announcing the Offering was issued in accordance with Rule 135c under the Securities Act, and is attached as Exhibit 99 and incorporated by reference into this Item 8.01.
Neither this Current Report on Form 8-K nor Exhibit 99 constitutes an offer to sell or a solicitation of an offer to buy the Notes, the Common Stock or any other securities, nor shall either this Current Report on Form 8-K or Exhibit 99 constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offer of the Notes would be made only by means of a confidential offering memorandum.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed below is furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit No.	Description
99	Press Release issued November 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: November 16, 2021	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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